UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1 to

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2019

THE 4LESS GROUP INC.

(Exact name of registrant as specified in its charter)

Nevada	333-152444	26-1580812
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4580 N Rancho Dr #130, Las Vegas, NV 89130	89130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (662) 510-5866

MedCareers Group Inc.

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     [   ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	FLES	OTC Markets

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On April 30, 2019 the Board of Directors of The 4Less Group Inc., a Nevada corporation (the “Company”), approved and ratified the engagement of Fruci & Associates II, PLLC (“Fruci”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ended January 31, 2019, effective immediately, and dismissed Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm.

Pursuant to applicable rules, the Company makes the following additional disclosures:

(a) The report of Marcum on the consolidated financial statements of MedCareers Group, Inc. as of January 31, 2018 and for the year then ended did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, other than an explanatory paragraph relating to the Company’s ability to continue as a going concern. During the period from August 8, 2018 through April 30, 2019, there were no disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Marcum’s satisfaction would have caused Marcum to make reference thereto in connection with its report on the financial statements for the year ended January 31, 2018. During the period from August 8, 2018 through April 30, 2019, with the exception of material weaknesses related to our internal control over financial reporting, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

(b) During the period from August 8, 2018 and through April 30, 2019, the Company did not consult with Fruci with respect to any matter whatsoever including without limitation with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Marcum with a copy of the foregoing disclosure and requested that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. Once such letter is furnished by Marcum, the Company will file a copy of such letter on an amended Current Report on Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description

16.1	Letter from Marcum LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 7, 2019	The 4Less Group Inc.

	By:	/s/ Timothy Armes
Timothy Armes
Chief Executive Officer